Exhibit 10.04

NOTE

(PAYCHECK PROTECTION PROGRAM)

SBA LOAN #	44861473-03
SBA Loan Name	Reach Construction Group LLC
Date	May 2, 2020
Loan Amount	$ 404,200.00
Interest Rate	1% per year
Borrower	Reach Construction Group, LLC
Lender	DOGWOOD STATE BANK

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Four Hundred Four Thousand Two Hundred and NO/100 Dollars     ($404,200.00     ) plus interest on the unpaid balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

A.	Maturity: This Note will mature in 2 years from the date of Note.

B.	Repayment Terms:

The Interest rate is 1% per year. The interest rate may only be changed in accordance with SBA Standard Operating Procedures.

Borrower must pay principal and interest payments of $22,754.57      every month, beginning seven months from the month this Note is dated; payments must be made on the fifth calendar day in the months they are due. The monthly payment amount may change if any portion of the Loan is forgiven.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

C.	Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

1.	Give Lender written notice;

2.	Pay all accrued interest; and

3.

If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph 2, above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from the date of the Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

F.	Fails to pay any taxes when due;

G.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H.	Has a receiver or liquidator appointed for any part of their business or property;

I.	Makes an assignment for the benefit of creditors;

J.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

K.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

L.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’SRIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower; or,

C.	File suit and obtain judgment.

6.	LENDER’SGENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.

Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.	Release anyone obligated to pay this Note; and,

C.	Take any action necessary to collect amounts owing on this Note.

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS ANDASSIGNS:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

[Remainder of page intentionally blank – State-Specific Provisions Follow]

10.	STATE-SPECIFIC PROVISIONS: NONE.

[Signature page follows]

[Signature Page to Note]

11.	BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Reach Construction Group, LLC

By:	/s/ Daniel N. Ford	(SEAL)
Name:	Daniel N. Ford
Its:	Authorized Representative

SBA Loan Number: 44861473-03

SBA Loan Name: Reach Construction Group LLC

SBA Loan No. 44861473-03

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”), made as of May 2, 2020, by and between Reach Construction Group, LLC     (“Borrower”) and DOGWOOD STATE BANK (“Lender”).

RECITALS

A.     Borrower has applied to Lender for a SBA 7(a) Paycheck Protection Program loan (the “Loan”) pursuant to Sections 1102 and 1106 of the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136 (signed into law March 27, 2020)) (the “CARES Act”).

B.     Lender has agreed to make the Loan upon the terms and conditions set forth herein and in the other Loan Documents (as hereinafter defined).

NOW, THEREFORE, in consideration of the Loan and the mutual covenants herein contained, Borrower and Lender agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

“Application” shall mean that certain SBA Form 2483 (Paycheck Protection Program Borrower Application Form), and all payroll documentation submitted therewith by Borrower to Lender.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Forgiveness Period” shall mean the eight-week period following the date of this Agreement.

“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency (including, without limitation, the SBA), authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Loan Documents” shall mean, collectively, this Agreement, the Note, the Application, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

“Note” shall mean the promissory note of even date herewith given by Borrower payable to the order of Lender in the principal amount of the Loan.

“Payroll Costs” has the meaning found in Section 1102(a)(2) of the CARES Act.

“PPP Regulations” shall mean the Business Loan Program Temporary Changes; Paycheck Protection Program, Interim Final Rule, Docket No. SBA-2020-0015 (April 2, 2020) (to be codified at 13 C.F.R. pt. 120), as the same may be in effect from time to time, and any successor regulations.

“SBA” shall mean the Small Business Administration, an agency of the United States of America.

ARTICLE II.

AMOUNT AND TERMS OF THE LOAN

Section 2.1.     Commitment; Repayment.

(a)	Lender agrees to make the Loan to Borrower, subject to the terms and conditions herein set forth and in accordance with the CARES Act, PPP Regulations and the Application.

(b)	The Loan shall be repaid in accordance with the terms of the Note.

Section 2.2. Loan Forgiveness. Pursuant to the terms of the CARES Act and PPP Regulations all or a portion of the Loan may be forgiven. The actual amount of loan forgiveness will depend, in part, on the total amount of Payroll Costs, payments of interest on mortgage obligations incurred before February 15, 2020, rent payments on leases dated before February 15, 2020, and utility payments under service agreements dated before February 15, 2020, paid by Borrower during the Forgiveness Period, provided, however, not more than twenty-five percent (25%) of the Loan forgiveness amount may be attributable to non- Payroll Costs. In the event Borrower fails to satisfy the loan forgiveness provisions of the CARES Act and PPP Regulations and some or all of the Loan is not forgiven, the unforgiven portion of the Loan is an obligation of Borrower that must be paid back to Lender with interest at the rates and times as provided for in the Note.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender as follows:

Section 3.1. Organizational Power; Authorization. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party are within Borrower’s organizational powers and have been duly authorized by all necessary organizational, and if required, member, manager, partnership, shareholder or director action. This Agreement has been duly executed and delivered by Borrower, and constitutes, and each other Loan Document to which it is a party, when executed and delivered by Borrower, will constitute, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. There has been no change in any entity documentation delivered to Lender prior to the date hereof, including with respect to articles of incorporation, articles of organization, certificates of limited partnership, operating agreements, bylaws, partnership agreements, borrowing resolutions and the like.

Section 3.2. Affiliation Rules; Eligible Recipient. SBA’s existing affiliation rules apply to the Loan. Borrower has reviewed and fully understands the SBA’s affiliation rules, found at 13 C.F.R. § 121.301, et seq. (“Affiliation Rules”). Obtaining the Loan and the execution, delivery and performance by Borrower of this Agreement and the other Loan Documents to which it is a party do not violate the Affiliation Rules. Borrower is an “eligible recipient” (as defined in the CARES Act).

Section 3.3. Application. All representations, warranties and certifications made in the Application are true and correct as of the date hereof with the same force and effect as if all representations and warranties were fully set forth herein.

Section 3.4. Employment Information; Mortgage, Lease and Utility Information. All employment data, including documentation verifying the number of full-time equivalent employees on Borrower’s payroll and the dollar amounts of Borrower’s Payroll Costs, Borrower’s mortgage or rent payments (as applicable), and Borrower’s utility costs, that have been delivered to Lender in respect of Borrower: (i) were true, complete and correct in all material respects when delivered, and remain true and correct in all material respects as of the date hereof, (ii) accurately represent the employment data or other charges and costs contained therein as of the date of such reports, and (iii) have been prepared in accordance with PPP Regulations and the CARES Act.

ARTICLE IV.

COVENANTS OF BORROWER

Borrower covenants and agrees that so long as the Loan remains unpaid or outstanding:

Section 4.1. Existence; Conduct of Business. Borrower will do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted.

Section 4.2. Compliance with Laws. Borrower will comply in all material respects with all laws, rules, regulations and requirements of any Governmental Authority, including the SBA, applicable to its business.

Section 4.3. Representations and Warranties. Borrower will cause all representations, warranties and certifications contained herein and in the Application to remain true and correct at all times while any portion of the Loan remains outstanding.

Section 4.4. Use of Proceeds. The proceeds of the Loan are to be used for: (i) Payroll Costs; (ii) costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, and insurance premiums; (iii) mortgage interest payments (but not mortgage prepayments or principal payments); (iv) rent payments; (v) utility payments; (vi) interest payments on any other debt obligations that were incurred before February 15, 2020; and/or (vii) refinancing an SBA Economic Injury Disaster Loan made between January 31, 2020 and April 3, 2020. NO PART OF THE PROCEEDS OF THE LOAN WILL BE USED, WHETHER DIRECTLY OR INDIRECTLY, FOR ANY PURPOSE THAT WOULD VIOLATE THE CARES ACT, PPP REGULATIONS, OR ANY OTHER RULE OR REGULATION OF THE SBA PROMULGATED THEREUNDER, OR IN ANY MANNER WHICH WOULD CAUSE THE REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS CONTAINED IN THIS AGREEMENT OR THE APPLICATION TO BE FALSE. BORROWER ACKNOWLEDGES THAT LOAN FORGIVENESS IS LIMITED TO THE USES OF PROCEEDS IDENTIFIED IN SECTION 2.2 OF THIS AGREEMENT.

Section 4.5. Further Assurances. Lender reserves the right to request, subsequent to the date hereof, the timely execution and delivery by Borrower of such additional documents, certificates, instruments or agreements, as may be determined by Lender as reasonably necessary to comply with the CARES Act or PPP Regulations. Borrower agrees to timely execute or re-execute and deliver, or grant to Lender a limited power of attorney to execute or re-execute, any Loan Document containing typographical or clerical errors relating to names, dates, addresses, etc. or as may be required to fully comply with the CARES Act or PPP Regulations. Failure to cooperate within fifteen (15) days after Lender has given written notice with respect thereto will be deemed an immediate Event of Default under this Agreement.

Section 4.6.     Reporting Requirements. Borrower will deliver to Lender:

(a)     as soon as available and in any event within ten (10) days after the Forgiveness Period, in form and substance satisfactory to Lender, documentation verifying the employment and salary criteria for forgiveness under the CARES Act and PPP Regulations, and documentation verifying the amount and uses of proceeds Borrower certifies as eligible for forgiveness;

(b)     promptly upon request by Lender, in form and substance satisfactory to Lender, documentation verifying use of all Loan proceeds was in accordance with this Agreement, PPP Regulations and the CARES Act;

(c)     such other reports, data, information and certificates as Lender may reasonably request; and

(d)     information and documentation reasonably requested by Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.

ARTICLE V.

EVENTS OF DEFAULT

Section 5.1.     Events of Default. The term “Event of Default”, as used in this Agreement shall mean the occurrence or happening, from time to time, of any one or more of the following:

(a)     Payment Defaults. Borrower shall fail to make any payment of the Loan when and as the same shall become due and payable.

(b)     Representations and Warranties. Any representation, warranty or certification made or deemed made by or on behalf of Borrower in or in connection with this Agreement, the Application or any other Loan Document (including the schedules attached thereto), or in any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to Lender by Borrower or any representative of Borrower pursuant to or in connection with this Agreement, the Application or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted.

(c)     Compliance with Covenants. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement or in any of the other Loan Documents, and the continuance of such failure for thirty (30) days (or such shorter period provided in any other Loan Document) after the earlier to occur of (i) Borrower’s knowledge of such failure or (ii) written notice by Lender to Borrower; provided, however, that, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional period of time as is reasonably necessary to cure such failure if: (1) such failure does not involve the failure to make payments on a monetary obligation; (2) such failure cannot reasonably be cured within thirty (30) days; (3) Borrower is diligently undertaking to cure such default; and (4) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment as a result of such continuing failure; provided, however that such additional cure period shall not exceed ninety (90) days.

(d)     Voluntary Proceeding. Borrower shall (i) commence a voluntary case under the United States Bankruptcy Code or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any case or petition described in clause (i) of this subsection, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such case or petition described in clause (i)     of this subsection, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing.

(e)     Involuntary Proceeding. An involuntary case under the United States Bankruptcy Code shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Borrower or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for Borrower or for a substantial part of its assets, and in any such case, such case or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered.

Section 5.2. Remedies. Upon the occurrence of an Event of Default (other than an event with respect to Borrower described in clause (d) or (e) of Section 5.1), and at any time thereafter during the continuance of such Event of Default, Lender at its election may (but shall not be obligated to), without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, applicable law, equity or otherwise, including (a) declaring the Loan immediately due and payable; (b) reducing any claim to judgment; and (c) setting-off and applying, to the extent thereof and to the maximum extent permitted by applicable law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against the Loan; provided that, if an Event of Default specified in either clause (d) or (e) of Section 5.1 shall occur, the principal of the Loan then outstanding, together with accrued interest thereon, and all fees, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

ARTICLE VI.

MISCELLANEOUS

Section 6.1. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, as follows:

To Borrower:	Reach Construction Group, LLC
2400 Reliance Avenue Ste B
Apex, NC 27539
Attention: Daniel N. Ford

To Lender:	Dogwood State Bank
5401 Six Forks Road, Suite 100
Raleigh, North Carolina 27609
Attention: SBA Loan Administration

Any party hereto may change its address for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall be effective, when transmitted by overnight delivery, one (1) Business Day after the date on which the notice is deposited with a recognized overnight courier service; or if mailed, upon the third (3rd) Business Day after the date deposited into the mails or if hand-delivered, upon delivery; provided, that notices delivered to Lender shall not be effective until actually received by Lender at its address specified in this Section.

Section 6.2.     Governing Law; Jurisdiction.

(a)     This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of North Carolina. Notwithstanding the foregoing, to the extent that any of such laws may now or hereafter be preempted by federal law, such federal law shall so govern and be controlling.

(b)     Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Eastern District of North Carolina, Raleigh Division, or the Wake County, North Carolina Superior Court, and of any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby. Nothing in this Agreement or any other Loan Document shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

Section 6.3. Patriot Act. Lender hereby notifies Borrower that (a) pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender, as applicable, to identify Borrower in accordance with the PATRIOT Act and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certificate. Borrower shall provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by Lender in order to assist Lender in maintaining compliance with the PATRIOT Act and the Beneficial Ownership Regulation.

Section 6.4. Counterparts; Integration. This Agreement, the Note and any other Loan Document may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission, electronic signature or by electronic mail in pdf format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the other Loan Documents, constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

Section 6.5. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, Borrower acknowledges and agrees that (i) (A) the services regarding this Agreement provided by Lender are arm’s-length commercial transactions between Borrower, on the one hand, and Lender, on the other hand, (B) Borrower has consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) Borrower is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (ii) Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower or any other person or entity. To the fullest extent permitted by applicable law, Borrower hereby waives and releases any claims that it may have against Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 6.6. Time is of the Essence. Time is of the essence of each and every provision of this Agreement.

(Signature Pages Follow)

LOAN AGREEMENT

[Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

Reach Construction Group, LLC

By: /s/ Daniel N. Ford
Name: Daniel N. Ford
Title: Authorized Representative

ACKNOWLEDGEMENT OF BORROWER: BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT LOAN FORGIVENESS WILL BE PROVIDED FOR THE SUM OF DOCUMENTED PAYROLL COSTS, COVERED MORTGAGE INTEREST PAYMENTS, COVERED RENT PAYMENTS, AND COVERED UTILITIES, AND NOT MORE THAN 25% OF THE FORGIVEN AMOUNT MAY BE FOR NON-PAYROLL COSTS. IN THE EVENT BORROWER FAILS TO OBTAIN LOAN FORGIVENESS PURSUANT TO THE CARES ACT AND PPP REGULATIONS, THE LOAN IS AN OBLIGATION OF BORROWER THAT MUST BE PAID BACK TO LENDER WITH INTEREST AT THE RATES AND TIMES AS PROVIDED FOR IN THE NOTE.

LOAN AGREEMENT

[Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LENDER:

DOGWOOD STATE BANK

By: /s/ Greg Heaton
Name: Greg Heaton
Title: President

OMB Approval No.: 3245-0200

Expiration Date: 04/30/2022

SBA FORM 1050, SETTLEMENT SHEET

Purpose: The purpose of this form is to document and verify that loan proceeds have been disbursed in accordance with the Authorization and to document that the Borrower’s contribution has been injected into the business prior to the Lender disbursing any loan proceeds.

General Instructions: This form may be used for all 7(a) loans and for all disbursements. It must be used for the first disbursement on all standard 7(a) loans over $350,000.

This form is to be completed by the Lender and signed by the Lender and the Borrower at the time of the initial loan disbursement. The Lender must retain a copy of the signed form in its loan file. For all disbursements, the Lender must also retain documentation that is acceptable to SBA (such as joint payee checks, cancelled checks, paid receipts or invoices, wire transfer account records, etc.) and that evidences compliance with the Use of Proceeds section of the Authorization.

The Lender must submit the completed form and all supporting documentation to SBA upon request, or, in the event of a loan default, with the Lender’s request for guaranty purchase.

Providing this information is required to comply with program requirements; failure to provide it when required may impair the Lender’s ability to collect on the SBA loan guaranty.

If additional space is required to complete the form or provide additional details please attach a separate sheet.

Specific Instructions for Completing the Form:

1)	In the first section, fill in all identifying information. For “Loan Type,” check the box to indicate whether the loan is a term loan or a revolving line of credit.

2)	Complete the “Use of Proceeds” section with information related to the initial disbursement.

a)	On the line associated with each applicable use of proceeds, indicate:

i)	The name of the payee (must identify the ultimate recipient, not an intermediary such as a title company);

ii)	Amount disbursed; and

iii)	Remaining amount to be disbursed, in accordance with the Authorization.

b)

For the “Settlement charges/out of pocket costs” line, insert total amount of settlement charges and other out of pocket costs in the appropriate field within the grid. Attach an itemized list of all charges and costs, including the name of payee and amount paid for each charge or cost. Reminder: SBA Form 159 is required for all fees paid or to be paid by the Lender (except Lender Service Provider fees) and for all fees paid or to be paid by the Applicant to any agent in connection with the SBA loan application.)

c)	For “Other (Explain),” enter any other use of proceeds authorized in the Authorization that is not already listed in the grid, if applicable.

3)	Complete the “Borrower’s Injection” section.

a)	For each type of injection, indicate the source.

b)	If the Seller contributed toward required equity, attach a copy of the Note and evidence of full standby for the life of the loan.

c)	Note: The Borrower’s Injection must be in the business bank account prior to any disbursement of loan proceeds.

4)	The Lender and the Borrower must review the certification and execute the form in the space provided.

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 1 of 2

U.S. Small Business
Settlement Sheet

SBA Loan Number 44861473-03	**Lender Name** DOGWOOD STATE BANK	**Lender FIRS Number** 7000395
SBA Loan Name Reach Construction Group LLC		**Note Amount** $ 404,200.00

Loan Type: ✔ Term Loan ☐ Line of Credit **Disbursement Type:** ☐ First Disbursement ☐ Subsequent Disbursement ✔ Full Disbursement

Authorized Use of Proceeds:	Name of Payee:	Amount Disbursed:	Authorized Amount Remaining:
Land Acquisition: ☐ Raw ☐ Improved		$ -	$ -
Construction: ☐ New ☐ Expansion/Renovation		$ -	$ -
Leasehold Improvements to property owned by others		$ -	$ -
Machinery & Equipment		$ -	$ -
Furniture & Fixtures		$ -	$ -
Inventory Purchase		$ -	$ -
Working Capital		$ -	$ -
Acquire Business (Change of Ownership)		$ -	$ -
SBA Guarantee Fee		$ -	$ -
Settlement Charges/Out of Pocket Costs		$ -	$ -
Other (Explain): Reach Construction Gro	p, LLC (Payroll Costs x 2.5 PPP Loan)	$ 404,200.00 -	$ -
	Total:	$ 404,200.00 -	$ 0.00 -

Borrower's Injection (including any deposit or earnest money):		
Cash	Source:	$ -
Assets	Source:	$ -
Seller contribution toward required equity (on full standby for life of loan)		$ -
Other (Explain):		$ -
	Total Borrower Injection:	$ 0.00 -

At the time of completion of this form, the Lender and the Borrower certify that:

1. The loan proceeds were disbursed and received and will be used in accordance with the Use of Proceeds section of the Authorization, including any and all SBA/Lender approved modifications, and that all required equity or Borrower injections have been made in accordance with the Authorization and any approved modifications; and

2. There has been no unremedied adverse change in the Borrower’s or Operating Company’s financial condition, organization, management, operations or assets since the date of application that would warrant withholding or not making this disbursement or any further disbursement.

At the time of each subsequent disbursement on this loan, the Lender, by disbursing the loan proceeds, and the Borrower by receiving them, are deemed to certify that the above certifications are true with respect to each and every disbursement made.

WARNING: By signing below you are certifying that the above statements are accurate to the best of your knowledge. Submitting false information to the Government may result in criminal prosecution and fines up to $250,000 and/or imprisonment for up to 5 years under 18 USC § 1001. Submitting false statements to a Federally insured institution may result in fines up to $1,000,000 and/or imprisonment for up to 30 years under 18 USC § 1014, penalties under 15 USC § 645, and/or civil fraud liability.

Authorized Lender Official		Borrower
Signature:	/s/ Greg Heaton	Signature:	/s/ Daniel N. Ford
Print Name:	Greg Heaton	Print Name:	Daniel N. Ford
Title:	President	Title:	Authorized Representative
Date:	May 2 , 2020	Date:	May 2 , 2020

SBA Form 1050 (04-19) Previous Editions Obsolete	Page 2 of 2

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, and gathering data needed, is 30 minutes. Comments or questions on the burden estimates or other aspects of this information collection should be sent to U.S. Small Business Administration, Director, RMD, 409 3rd St., SW, Washington DC 20416 and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington  DC 20503. PLEASE DO NOT SEND THE COMPLETED FORMS TO THESE ADDRESSES.

BORROWER'S CERTIFICATION

In order to induce DOGWOOD STATE BANK ("Lender") to make a U. S. Small Business Administration ("SBA") guaranteed Loan, SBA Loan Number _44861473-03       ("Loan") to Reach Construction Group, LLC  (the “Borrower"),

A.	Borrower certifies that:

1.	Acknowledgments - Borrower acknowledges that:

a.	The Note will require Borrower to give Lender prior notice of intent to prepay.
b.

If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower’s obligation to repay to SBA any funds advanced by Lender to Borrower.

c.

Payments by SBA to Lender under SBA’s guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under the Note or the obligations of any personal guarantor of the Note.

2.	Adverse Change - That there has been no adverse change in Borrower's financial condition, organization, operations or fixed assets since the date the Loan application was signed.

3.

Child Support - No principal who owns at least 50% of the ownership or voting interest of the company is delinquent more than 60 days under the terms of any (1) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support.

4.

Current Taxes - Borrower is current (or will be current with any loan proceeds specified for eligible tax payments) on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

B.	Borrower certifies that it will:

1.	Books, Records, and Reports -

a.	Keep proper books of account in a manner satisfactory to Lender;
b.	Furnish financial records as provided in the Loan Agreement;
c.	Furnish additional financial statements or reports whenever Lender requests them;
d.	Allow Lender or SBA, at Borrower’s expense, to:
1.	Inspect and audit books, records and papers relating to Borrower's financial or business condition; and
2.	Inspect and appraise any of Borrower's assets; and
3.	Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

2.	Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public.

3.	American-made Products - To the extent practicable, purchase only American-made equipment and products with the proceeds of the Loan.

4.	Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

C.	Borrower certifies that they will not, without Lender’s prior written consent:

1.	Distributions - Make any distribution of company assets that will adversely affect the financial condition of Borrower.

2.	Ownership Changes – Change the ownership structure or interests in the business during the term of the Loan.

3.

Transfer of Assets – Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrower’s property or assets, except in the ordinary course of business.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

[SIGNATURE PAGE – BORROWER CERTIFICATION]

BORROWER:

Reach Construction Group, LLC

By: /s/ Daniel N. Ford

Name: Daniel N. Ford

Title: Authorized Representative

DocuSign Envelope ID: E33D1AE5-2B2D-419A-B706-23F3911AEFA5

OMB Control No.: 3245-0407
Expiration Date: 09/30/2020

Paycheck Protection Program
Lender Application Form - Paycheck Protection Program Loan Guaranty

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, "Paycheck Protection Program Rule" refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders
All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender's loan file.

A. Lender Information

Lender Name:	DOGWOOD STATE BANK		Lender Location ID:	233057
Address:	5401 SIX FORKS ROAD	City: RALEIGH	St: NC	Zip: 27609
Lender Contact:	Jennifer Howard	Ph: (919)863 -2267	Cell or Ext: (919) 625 - 1312	
Contact Email:	jhoward@dsbnc.com		Title: Director of Operations	

B. Applicant Information

Applicant

Check One: ❑ Sole Proprietor ❑ Partnership ❑ C-Corp ❑ S-Corp ❑ LI■C ❑ Independent contractor
❑ Eligible self-employed individual ❑ 501(c)(3) nonprofit ❑ 501(c)(19) veterans organization
❑ Tribal business (sec. 31(b)(2)(C) of Small Business Act) ❑ Other

Applicant Legal Name:	Reach Construction Group, LLC		
DBA:		Business Tax ID:	90-0991156
Applicant Address:	2400 Reliance Avenue Ste B	City, State, Zip:	Apex, NC 27539
Applicant Primary Contact:	Daniel N. Ford	Phone:	(503)612 2319

C. Loan Structure Information

Amount of Loan Request:	$ 404,200.00	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender's file.

Interest Rate:	1%

D. Loan Amount Information

Average Monthly Payroll multiplied by 2.5	$ 404,200.00
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable; see Paycheck Protection Program Rule)	$
Total	$ 404,200.00

E. General Eligibility *(If the answer is no to either, the loan cannot be approved)*

- The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s)1099-MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan. ■ Yes ☐ No
- The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant's industry. ■ Yes ☐ No

F. Applicant Certification of Eligibility *(If not true, the loan cannot be approved)*

- The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule. ■ True

G. Franchise/License/Jobber/Membership or Similar Agreement *(If applicable and no, the loan cannot be approved)*

- The Applicant has represented to the Lender that it is a franchise that is listed in the SBA's Franchise Directory. ❑ Yes ■ No

SBA Form 2484 (Revised 04/20) 1

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

●	The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.
●

The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant’s loan file.

I certify that:

●	Neither the undersigned Authorized Lender Official, nor such individual’s spouse or children, has a financial interest in the Applicant.

Authorized Lender Official:	/s/ Greg Heaton	Date:	May 2 , 2020
Signature

Type or Print Name:	GREG HEATON	Title:	President

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 2484 (Revised 04/20)	2

This Statement of Policy is Posted In Accordance with Regulations of the Small Business Administration

This Organization Practices

Equal Employment Opportunity

We do not discriminate on the ground of race, color, religion, sex, age, disability or national origin in the hiring, retention, or promotion of employees; nor in determining their rank, or the compensation or fringe benefits paid them.

This Organization Practices

Equal Treatment of Clients

We do not discriminate on the basis of race, color, religion, sex, marital status, disability, age or national origin in services or accommodations offered or provided to our employees, clients or guests.

These policies and this notice comply with regulations

of the United States Government.

Please report violations of this policy to :

Administrator

Small Business Administration

Washington, D.C. 20416

In order for the public and your employees to know their rights under 13 C.F.R Parts 112, 113, and 117, Small Business Administration Regulations, and to conform with the directions of the Administrator of SBA, this poster must be displayed where it is clearly visible to employees, applicants for employment, and the public.

Failure to display the poster as required in accordance with SBA Regulations may be considered evidence of noncompliance and subject you to the penalties contained in those Regulations.

SBA FORM 722 (10-02) REF: SOP 9030     PREVIOUS EDITIONS ARE OBSOLETE

This form was electronically produced by Elite Federal Inc,.

Esta Declaración De Principios Se Publica De Acuerdo Con Los Reglamentos De La Agencia Federal Para el Desarrollo de la Pequen:a Empresa

Esta Organizacio3 n Practica

lgual     Oportunidad De Empleo

No discriminamos por razón de raza, color, religión, sexo, edad, discapacidad o nacionalidad en el empleo, retención o ascenso de personal ni en la determinación de sus posiciones, salarios o beneficios marginales.

Esta Organizacio3 n Practica

Igualdad En El Trato A Su Clientela

No discriminamos por razón de raza, color, religión, sexo, estado civil, edad, discapacidad o nacionalidad en los servicios o facilidades provistos para nuestros empleados, clientes o visitantes.

Estos principios y este aviso cumplen con los reglamentos del Gobierno de los Estados Unidos de América.

Favor de informar violaciones a lo aquí indicado a:

Administrador

Agencia Federal Para el Desarrollo de la

Pequeña Empresa

Washington, D.C. 20416

A fin de que el público y sus empleados conozcan sus derechos según lo expresado en las Secciones 112 , 113 y 117 del Co3digo de Regulaciaones Federales No. 13, de los Reglamentos de la Agenc.ia Federal Para el Desarrollo de la Pequen:a Empresa y de acuerdo con las instrucciones del Administrador de dicha agencia, esta notificación debe fijarse en un lugar claramente visible para los empleados, solicitantes de empleo y público en general. No fijar esta notificación según lo requerido por los reglamentos de la Agencia Federal Para el Desarrollo de la Pequen:a Empresa, puede ser interpretado como evidencia de falta de cumplimiento de los mismos y conllevará la ejecución de los castigos impuestos en estos reglamentos.

SBA FORM 722 (10-02)REF:SOP 9030 PREVIOUS EDITIONS ARE OBSOLETE

U.S. GOVERNMENT PRINTING OFFICE : 1994 0- 153-346

This form was electronically produced by Elite Federal Inc,.